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                                                            EXHIBIT 10.1


                                PLEDGE AGREEMENT


     PLEDGE AGREEMENT ("AGREEMENT") dated as of May 10, 1996 among Ramco-Gershenson Properties Trust, a Massachusetts business trust formerly known as RPS Realty Trust (the "TRUST"), Dennis Gershenson, Joel Gershenson, Bruce Gershenson, Richard Gershenson, Michael A. Ward and Michael A. Ward U/T/A dated 2/22/77, as amended (collectively, the "RAMCO PRINCIPALS") and the holders of interests in Ramco-Gershenson Properties, L.P., a Delaware limited partnership, who are set forth on Exhibit A hereto (collectively, the "HOLDERS").

     Reference is made to the Amended and Restated Master Agreement, dated as of December 27, 1996, as amended by the First Amendment to Amended and Restated Master Agreement, dated as of March 19, 1996 (as amended, the "MASTER AGREEMENT"), among the Trust, Ramco-Gershenson, Inc. ("RAMCO"), the Ramco Principals, the Ramco Contributing Parties (as defined therein) and Ramco-Gershenson Properties, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Master Agreement.

                                   RECITALS:

     A. The Trust and the Holders are entering into this Agreement in connection with the transactions (the "RAMCO TRANSACTION") effectuated on this day pursuant to which the Trust, the Ramco Contributing Parties and the Ramco Principals contributed cash, certain stock in Ramco, certain partnership interests and certain shopping center properties to the Operating Partnership.

     B. As a condition to the Ramco Transaction, the Ramco Principals and the Holders have agreed to execute and deliver to the Trust this Agreement.

     Accordingly, the parties hereby agree as follows:

     Section 1.   The Pledge.

          (a) As collateral security for the full and timely performance of the obligations and liabilities of the Ramco Principals contained in the Master Agreement and each Ramco Agreement including, without limitation, the indemnification obligations set forth in Section 7.4 of the Master Agreement and
Section 20 of each Ramco Agreement (the "SECURED OBLIGATIONS"), each Ramco Principal and each Holder, as the case may be, hereby transfers, conveys, pledges, hypothecates and delivers to the Trust and its successors and assigns, and grants to the Trust and its successors and assigns a security interest in, the following property (collectively referred to herein as the "PLEDGED COLLATERAL"):


               (i) the number of units of limited partnership interest in the Operating Partnership ("OP UNITS") issued under the Partnership Agreement and owned by each Ramco Principal and Holder on the date hereof, but only as set forth on Exhibit A, and each additional


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          OP Unit issued or credited to any Ramco Principal or Holder from time to time or otherwise acquired by any Ramco Principal or Holder from time to time (collectively, the "RP PLEDGED OP UNITS");

               (ii) the number of shares of beneficial interest of the Trust, par value $.10 per share ("SHARES"), owned by each Ramco Principal on the date hereof, but only as set forth on Exhibit B, and each additional Share issued to, purchased or otherwise acquired by any Ramco Principal or Holder from time to time, including, without limitation, any Shares acquired by any Ramco Principal or Holder as a result of any exchange of OP Units for Shares (collectively the "RP PLEDGED SHARES");

               (iii) the limited partnership interests in the Holders owned by the Ramco Principals on the date hereof, but only as set forth on Exhibit C, and each additional partnership interest (whether general or limited) in such Holders issued or credited to any Ramco Principal from time to time or otherwise acquired by any Ramco Principal from time to time (collectively, the "PLEDGED LP INTERESTS");

               (iv) the general and limited partnership interests in the general partners of the Holders that are partnerships (the "PARTNERSHIP GP ENTITIES") owned by the Ramco Principals on the date hereof, but only as set forth on Exhibit D, and each additional partnership interest (whether general or limited) in the Partnership GP Entities issued or credited to any Ramco Principal from time to time or otherwise acquired by any Ramco Principal from time to time (collectively, the "PLEDGED PARTNERSHIP GP INTERESTS");

               (v) the Shares of stock (irrespective of class) in the general partners that are corporations (the "CORPORATE GP ENTITIES") owned by the Ramco Principals on the date hereof, but only as set forth on Exhibit E, and each additional Share of stock (irrespective of class) in the Corporate GP Entities issued to, purchased or otherwise acquired by any Ramco Principal from time to time (collectively, the "PLEDGED CORPORATE GP STOCK");

               (vi) with respect to each Holder, the number of OP Units and Shares owned by such Holder on the date hereof, but only as set forth on Exhibits A and B, multiplied by a fraction, the numerator of which is the number of such OP Units and Shares allocated directly or indirectly to the Ramco Principals and their


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          respective Affiliates pursuant to the partnership agreement of such
          Holder (expressed as a decimal fraction) and the denominator of which is the total number of OP Units and Shares allocated to such Holder (the "APPLICABLE PERCENTAGE") as set forth on Exhibit F and each additional OP Unit or Share issued to, purchased or acquired by such Holder multiplied by, with respect to each Holder, the Applicable Percentage (collectively, the "RCP PLEDGED UNITS AND SHARES"), provided, however, if after the date hereof the aggregate direct or indirect percentage ownership interest of the Ramco Principals in any Holder shall increase from the percentage existing on the date hereof, the Applicable Percentage with respect to such Holder shall equal such greater percentage;

               (vii) all payments due or to become due to each pledgor arising out of, as a result of or in connection with such pledgor's ownership of the RP Pledged OP Units, the RP Pledged Shares, the Pledged LP Interests, the Pledged Partnership GP Interests, the Pledged Corporate GP Stock, and the RCP Pledged Units and Shares, whether as dividends, distributions of cash or property or otherwise (collectively, the "DISTRIBUTIONS") and all of such pledgor's rights, whether now existing or hereafter arising or acquired, to exercise all voting, consensual and other powers of ownership pertaining to such pledgor's ownership of the above items of Pledged Collateral (including, without limitation, Pledgor's rights as owner of such items of Pledged Collateral to make determinations, to exercise any election (including, without limitation, election of remedies) or option, to give or receive any notice, consent, amendment, waiver or approval); and

               (viii) all proceeds of any and all of the foregoing and all increases, substitutions, replacements, additions, and accessions thereto.

          (b) Notwithstanding anything herein or in the Master Agreement or any Ramco Agreement to the contrary, the Ramco Principals and the Holders hereby acknowledge and agree that (a) it is not (and at no time will be) necessary for the Trust, in order to enforce any of its rights and remedies in respect of the Secured Obligations, to first institute or exhaust the Trust's rights and remedies against any Ramco Principal, any Holder or against any of the Pledged Collateral, in each case, pursuant to this Agreement, and (b) any delay in exercising, failure to exercise, or non-exercise (or partial exercise), from time to time, by the Trust of any rights or remedies hereunder (or to insist upon strict performance) in any one or more instances shall not constitute a waiver thereof (or preclude full exercise or insistence upon strict performance thereof)



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in that or any other instance, and any single exercise of the Trust's right or remedies hereunder in any one or more instances shall not preclude full exercise in any other instance.

     Section 2. Dividends and Other Distributions. So long as no breach of the Secured Obligations shall have occurred and be continuing (an "EVENT OF DEFAULT"), all cash distributions and dividends payable in respect of the Pledged Collateral shall be paid to the relevant pledgor; provided, that all cash distributions and dividends payable in respect of the Pledged Collateral which are determined by the Trust in its reasonable discretion to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Trust and retained by it in a separate interest bearing account as part of the Pledged Collateral. The Trust shall also be entitled to receive directly, and to retain as part of the Pledged Collateral to be held and applied in the manner set forth in this Agreement:

                (i) all additional stock, partnership interests or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Collateral;

                (ii) all additional stock, partnership interests or other securities or property (including cash) paid or distributed in respect of the Pledged Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or interests or similar rearrangement; and

                (iii) all additional stock, partnership interests or other securities or property (including cash) which may be paid in respect of the Pledged Collateral by reason of any consolidation, merger, exchange of stock or interests, conveyance of assets, liquidation or similar corporate or partnership reorganization.

     Section 3. Voting Power. So long as no Event of Default exists, the pledgors shall be entitled to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral, provided that no vote shall be cast nor any approval, consent, waiver or ratification given, nor any power pertaining to the Pledged Collateral exercised, nor any other action taken, which would violate or be inconsistent with the terms of this Agreement. If an Event of Default occurs and is continuing, the Trust shall have the sole and exclusive right to




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exercise all voting, consensual and other powers of ownership pertaining to the
Pledged Collateral.

     Section 4.  Events of Default and Remedies.

          (a) During any period in which an Event of Default shall have occurred and be continuing, the Trust shall have the following rights regarding the Pledged Collateral: (i) the Trust shall have all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code, as is in effect from time to time in the State of New York, and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the fullest extent permitted by law, to exercise all voting, and other powers of ownership pertaining to the Pledged Collateral as if the Trust were the sole and absolute owner thereof (and the pledgors under this Agreement agree to take all reasonable actions as may be appropriate to give effect to such rights); (ii) the Trust in its discretion may, in its name or the name of the pledgors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Pledged Collateral, but shall be under no obligation to do so; and (iii) the Trust may, upon 10 business days' written notice to the pledgors under this Agreement of the time and place, sell, assign or otherwise dispose of all or any part of the Pledged Collateral, at such place or places as the Trust deems best, and for cash, credit or future delivery (without thereby assuming any credit risk), without demand or performance or further notice of intention to effect such disposition or the time or place thereof (except such notices which are required by applicable statute and cannot be waived); and, further, the Trust or anyone else who may be the purchaser, the lessee, transferee or assignee of any or all of the Pledged Collateral so disposed of shall thereafter hold the same absolutely free from any claim or right or whatsoever kind, including any right or equity of redemption (statutory or otherwise).

     The proceeds of each collection, sale or other disposition under this Section shall be applied in accordance with Section 9 hereof.

     The pledgors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "SECURITIES ACT"), and applicable state securities laws ("BLUE SKY LAWS"), the Trust may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to make sales of such Pledged Collateral to purchasers who have agreed, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The pledgors acknowledge that such sales may be at prices and on terms less favorable to the Trust than those obtainable through a public sale without such restrictions, and notwithstanding such circumstances, agree that any such sale shall be deemed to have been made in a commercially reasonable manner. The pledgors acknowledge and agree that, subject to compliance with the Securities Act and Blue Sky Laws, under no circumstances will the Trust be required to register any of the Pledged Securities under the Securities Act or any Blue Sky Laws.



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     The pledgors hereby appoint the Trust, effective during the continuance of an Event of Default, as the pledgors' attorney-in-fact, with full power of substitution for the purposes specified in, or contemplated by, this Agreement. Such appointment is irrevocable and coupled with an interest. As attorney-in-fact, the Trust may (in addition to the actions specified in other provisions of this Agreement), in the name, place and stead of any pledgor, make and execute all conveyances, assignments and transfers of the Pledged Collateral sold pursuant hereto, and such pledgor hereby ratifys and confirms all that the Trust, as attorney-in-fact, shall do by virtue hereof. Nevertheless, such pledgor shall, if so requested by the Trust, ratify and confirm any sale or sales by executing and delivering to the Trust, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Trust, be advisable for the purpose.

     Section 5. Certain Representations and Warranties. The Ramco Principals, jointly and severally, represent and warrant to the Trust as follows:

          (i) the respective pledgors are the legal, record and beneficial owners of, and have good and marketable title to, the Pledged Collateral, subject to pledge, claim, lien, security interest, charge, option or other encumbrance (a "LIEN") except for (A) the security interest created by this Agreement and (B) restrictions on transfer under the Securities Act and Blue Sky Laws;

          (ii) the Pledged Collateral has been duly and validly issued and is fully paid and non-assessable and such Pledged Collateral is not subject to any options to purchase or similar rights except those in favor of the Operating Partnership or the Trust;

          (iii) assuming the authority of pledgors to execute, deliver and perform their obligations under this Agreement, this Agreement creates, in favor of the Trust and as security for the Secured Obligations, a valid and enforceable perfected lien on the Pledged Collateral;

          (iv) to the best of their knowledge after consultation with counsel, no consent, filing, recording or registration, other than the filing of Uniform Commercial Code financing statements, is required to perfect the lien purported to be created by this Agreement against the Pledged Collateral;

          (v) the Pledged Collateral represents all of the Ramco Principals direct and indirect interests in the Trust, the Operating Partnership and the Holders;

          (vi) the execution, delivery and performance of this Agreement will not (a) violate any provision of any applicable law or regulation of any Governmental Body, violate any provision of any mortgage, indenture, lease, contract, pledge or other instrument or undertaking to which any pledgor is a party or which purports to be binding upon any pledgor or any of its assets, except for any partnership agreement or agreement of limited partnership of any Holder, as applicable, or (b) result in the creation or



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     imposition of any Lien on any assets of any pledgor except the Lien created by this Agreement;

          (vii) the principal place of business of such pledgor (or residence in the event such pledgor is an individual) is as set forth in Exhibit F annexed hereto and made a part hereof).

          (viii) no Ramco Principal is a party to any shareholders' agreement relating to his or its ownership of the Pledged Corporate GP Stock, except for the shareholders' agreements between the Ramco Principals in Ramco Jackson, Inc. ("Ramco Jackson") and Ramco Oak Brook, Inc., both of which are in the same form as the Shareholders Agreement, dated February 27, 1990, between Ramco Jackson and each of the Ramco Principals (together, the "Shareholder Agreements");

          (ix) each party to the Shareholder Agreements has consented to the pledge by the Ramco Principals of the Pledged Corporate GP Stock and agreed that, to the extent such stock is foreclosed on and acquired by the Trust pursuant to this Agreement, that such stock and the Trust shall not be bound by or subject to any of the Shareholder Agreements;

          (x) the data and other information set forth on Exhibits A through G hereto are true, correct and complete in all respects; and

          (xi) in connection with the incurrence by an affiliate of the Ramco Principals of certain recourse indebtedness on or prior to the date hereof (with respect to which he Ramco Principals are, jointly and severally, personally liable), all interests owned, directly or indirectly, by the Ramco Principals in the Holders set forth on Exhibit G hereto, together with the number of OP Units owned by such Holders, are, on or prior to the date hereof, subject to an existing pledge in favor of NBD Bank in connection with the indebtedness incurred by an affiliate of the Ramco Principals as described above.

     Section 6. Covenants of the Pledgors. The Ramco Principals, jointly and severally, covenant and agree with the Trust as follows:

          (i) they will, or they will cause, the Pledgors to, defend the Trust's right, title, claim of possession and Lien in and to the Pledged Collateral against the claims and demands of all Persons;

          (ii) they will pay and discharge all Liens, charges, claims, taxes and other governmental charges, and all contractual obligations requiring the payment of money, before such become overdue, that may affect the Pledged Collateral or any part thereof, unless (but only to the extent that) such payment is being contested in good faith and in accordance with law;



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          (iii) they shall not, without the prior written consent of the Trust
     (which consent shall not be unreasonably withheld), amend or modify, or consent to the amendment or modification of, the organizational documents of Holders, the Partnership GP Entities and the Corporate GP Entities;

          (iv) they will, or they will cause each pledgor to, join with the Trust in executing and file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Trust may reasonably deem necessary or desirable and wherever required or permitted by law in order to perfect and preserve the Trust's security interest in the Pledged Collateral and hereby authorizes the Trust to file financing statements and amendments thereto relative to all or any part of the Pledged Collateral without the signature of such pledgor where permitted by law, and agrees to do such further acts and things and to make, execute and deliver to the Trust such additional conveyances, assignments, agreements, instruments and financing statements as the Trust may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Trust its rights, powers and remedies hereunder, and if any pledgor shall fail to execute any such additional conveyances, assignments, agreements, instruments or financing statements, the Trust, as attorney-in-fact for such pledgor may in the name, place and stead of such pledgor, make, execute and deliver any of the foregoing; and

          (v) notify the Trust in writing forty-five (45) business days prior to the date any pledgor changes its principal place of business or principal residence in the event such pledgor is an individual, which notice shall set forth the full and complete new principal place of business or principal residence, as the case may be, of such pledgor.

     Section 7. Marshalling. The Trust shall not be required to marshall any present or future security for (including, but not limited to this Agreement or any collateral pledged hereunder), or guaranties of, the Secured Obligations of any pledgor, or to resort to such security or guaranties in any particular order; and all of its rights hereunder and in respect of such security and guaranties shall be cumulative and in addition to all other rights hereunder, however existing or arising. To the extent that any pledgor may lawfully do so, each pledgor hereby agrees not to invoke any law relating to the marshalling of collateral which may cause delay and/or impede the enforcement of any of the Trust's rights under this Agreement, or any other instrument evidencing any of the obligations under this Agreement, the Master Agreement or any Ramco Agreement or under which any of such obligations is outstanding or by which any of such obligations is secured or guarantied, and to the extent that such pledgor may lawfully do so, each pledgor hereby irrevocably waives the benefit of all such laws.

     Section 8. Deficiency. If the proceeds of sale, collection or realization of or upon the Pledged Collateral pursuant to Section 4 hereof are insufficient to cover the cost and expenses of such realization and the payment in full of the Secured Obligations, the pledgor shall not be liable for any amounts which exceed the Pledged Collateral. The Trust may not collect from the



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Pledged Collateral more than the Secured Obligations plus costs and expenses of realizing on such Pledged Collateral.

     Section 9. The Pledgors' Obligations Not Affected. The obligations of each pledgor hereunder shall remain in full force and effect and shall not be impaired by:

          (a)  any bankruptcy or insolvency of any other pledgor;

          (b) any amendment to or modification of any instrument (other than this Agreement) securing any of the Secured Obligations;

          (c) the taking of additional security for, or any guaranty of, any of the Secured Obligations or the release or discharge or termination of any security or guaranty for any of the Secured Obligations; or

          (d) the lack of enforceability of any of the Secured Obligations against any pledgor or any other person.

     Section 10. Application of Proceeds. Except as otherwise expressly provided in Section 8 herein, the proceeds of any collection, sale or other realization of any or any part of the Pledged Collateral pursuant hereto shall be applied by the Trust: first, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Trust and the reasonable fees and expenses of its agents and counsel; second, to the payment in full of the Secured Obligations; and finally, to the payment to the pledgors (in accordance with their interests in the Pledged Collateral), or their heirs, executives, administrators, successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

     As used in this Section 10, "THE PROCEEDS" of the Pledged Collateral shall mean cash, securities and other property realized.

     Section 11.  Perfection.  Each Ramco Principal shall deliver to the Trust
(i) to the extent that the Pledged Collateral are certificated securities, the certificates representing the Pledged Collateral accompanied by undated stock or other similar powers duly endorsed in blank, (ii) such Uniform Commercial Code financing statements, executed by the applicable pledgor and in a form ready for filing, as may be necessary or desirable to perfect the first priority security interests in the Pledged Collateral granted to the Trust pursuant to this Agreement and (iii) satisfactory evidence that all other filings, recordings, registrations and other actions the Trust deems necessary or desirable to establish, preserve and perfect the security interests granted to the Trust pursuant to this Agreement shall have been made.

     Section 12. Transfer, Etc. Without the prior written consent of the Trust, the pledgors will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge



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or grant any security interest in or otherwise encumber any of the Pledged
Collateral or any interest therein, except for the pledge provided for in this Agreement.

     Section 13. Termination. The security interest in the Pledged Collateral granted to the Trust as security for the Secured Obligations shall terminate on April 30, 1997 (the "TERMINATION DATE"), except as to Pledged Collateral having a value (as determined in good faith by the Trust) of not more than 110% of any amount claimed which the Trust gives written notice in accordance with Section
7.2 of the Master Agreement or Section 19 of the Ramco Agreements, as applicable (a "PENDING CLAIM"). If a Pending Claim exists on the Termination Date, the security interest in the remaining retained Pledged Collateral granted to the Trust as security for the Secured Obligations shall terminate on such date (the "PENDING CLAIM TERMINATION DATE") as when (a) the Ramco Principals' obligation relating to the Pending Claim has been satisfied or (b) the Pending Claim has been finally resolved (by agreement of the Trust and the Ramco Principals or a final judgment of a court of competent jurisdiction). On the applicable termination date provided for in this paragraph, the Trust shall forthwith cause to be assigned, transferred and delivered, against receipt, any remaining Pledged Collateral and any money received in respect of, to or in the order of the applicable pledges.

     Section 14. Further Assurances. The pledgors will from time to time execute and deliver to the Trust all such other and further instruments and documents and take or cause to be taken all such other and further actions as the Trust may reasonably request in order to effect and confirm more securely in the Trust all rights contemplated in this Agreement.

     Section 15. Expenses. The Ramco Principals agree to pay to the Trust all reasonable out-of-pocket expenses of the Trust (including reasonable expenses for legal services) of, or incident to the enforcement of, any provisions of this Agreement.

     Section 16.  Miscellaneous.

          (a) Waiver, etc. No act, failure or delay by the Trust shall constitute a waiver of its rights, powers or remedies hereunder or otherwise.
No single or partial waiver by the Trust or any of its agents of any default or right or remedy which it may have shall constitute a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The pledgors hereby waive presentment, notice of dishonor and protest of all instruments and any and all other notices and demands whatsoever (except as expressly provided herein). The remedies herein are cumulative and are not exclusive of any other remedies which may be provided by law.

          (b) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.



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          (c)  All communications herein provided shall be in writing and shall be sufficient if sent by United States mail, registered or certified, delivered by messenger, overnight courier, telex or telefax, addressed as follows:

          If to the Trust:

          Ramco-Gershenson Properties Trust
          27600 Northwestern Highway, Suite 200
          Southfield, Michigan  48034
          Telecopier No.: (810) 350-9925
          Attention:  Chairman

          with a copy to:

          Battle Fowler LLP
          75 East 55th Street
          New York, New York  10022
          Telecopier No.: (212) 856-7812
          Attention:  Peter M. Fass, Esq.

          If to any pledgor:

          Ramco-Gershenson Properties Trust
          27600 Northwestern Hwy
          Suite 200
          Southfield, Michigan  48034
          Telecopier No.:  (810) 350-9925
          Attention:  Mr. Dennis Gershenson

          with a copy to:

          Honigman Miller Schwartz and Cohn
          2290 First National Building
          Detroit, Michigan  48226-3583
          Telecopier No.:  (313) 962-0176
          Attention:  Richard Burstein, Esq.

or such other addresses where any party may receive any such communication or
notice as may be designated by written notice to the other parties.   Any
notice given pursuant to this Section to effect a change of address shall be effective when received.

          (d) Successors and Assigns. This Agreement and all obligations of the pledgors herein shall be binding upon the heirs, executives, successors and assigns of the pledgors and


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shall, together with the rights and remedies of the Trust, inure to the benefit of the Trust and its successors and assigns.

          (e) Severability. If any term in this Agreement shall be held to be invalid or illegal or unenforceable in any respect, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

          (f) Exclusive Agreement. This Agreement supersedes all prior agreements among the parties with respect to its subject matter, including, without limitation, Section 20 of any Ramco Agreement, and is intended as a complete and exclusive statement of the terms of the Agreement among the parties.

          (g) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any other parties hereto may execute this Agreement by signing any such counterparts.




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          IN WITNESS WHEREOF, the Ramco Principals, the Trust and the Holders
have caused this Agreement to be duly executed as of the date first above written.

                                           TRUST

                                           RAMCO-GERSHENSON PROPERTIES TRUST


                                           By: /s/ Dennis Gershenson
                                              ------------------------------
                                              Name: Dennis Gershenson
                                              Title: Chief Executive Officer


                                           RAMCO PRINCIPALS


                                           /s/ Dennis Gershenson
                                           ----------------------------------
                                           Dennis Gershenson


                                           /s/ Joel Gershenson
                                           ----------------------------------
                                           Joel Gershenson


                                           /s/ Bruce Gershenson
                                           ----------------------------------
                                           Bruce Gershenson


                                           /s/ Richard Gershenson
                                           ----------------------------------
                                           Richard Gershenson


                                           /s/ Michael A. Ward
                                           ----------------------------------
                                           Michael A. Ward



                          (signature pages continued)

                                  MICHAEL A. WARD U/T/A DATED
                                  2/22/77, AS AMENDED


                                  By: /s/ Michael A. Ward
                                     -------------------------------------
                                     Michael A. Ward as trustee U/T/A dated
                                     2/22/77, as amended


                                  HOLDERS (other than Joel Gershenson,
                                  Dennis Gershenson, Bruce Gershenson, Richard
                                  Gershenson and Michael A. Ward U/T/A dated
                                  2/22/77, as amended)

                                  WEST OAKS I

                                  WEST OAKS DEVELOPMENT COMPANY,
                                  a Michigan co-partnership


                                  By: /s/ Dennis Gershenson
                                     ----------------------------------------
                                       Dennis Gershenson, Partner


                                  JACKSON CROSSING

                                  RAMCO JACKSON ASSOCIATES LIMITED
                                  PARTNERSHIP,
                                  a Michigan limited partnership


                                  By:  RAMCO JACKSON, INC.,
                                       a Michigan corporation,
                                       its General Partner


                                       By: /s/ Dennis Gershenson
                                          -----------------------------------
                                               Dennis Gershenson
                                               Vice President



                          (signature pages continued)

                                      TEL-TWELVE SHOPPING CENTER

                                      TEL-TWELVE MALL ASSOCIATES
                                      LIMITED PARTNERSHIP,
                                      a Michigan limited partnership


                                      By:  R.G. TEL-TWELVE CO.,
                                           a Michigan co-partnership,
                                           its General Partner


                                           By: /s/ Dennis Gershenson
                                              ----------------------------
                                               Dennis Gershenson, Partner


                                      CLINTON VALLEY MALL

                                      STERLING MALL ASSOCIATES
                                      LIMITED PARTNERSHIP,
                                      a Michigan limited partnership


                                      By:  RAMCO CONSUMERS MALL ASSOCIATES
                                           LIMITED PARTNERSHIP,
                                           a Michigan limited partnership,
                                           its General Partner

                                           By: /s/ Dennis Gershenson
                                              ------------------------------
                                              Dennis Gershenson,
                                              a General Partner

                                      OAK BROOK SQUARE

                                      RAMCO OAK BROOK SQUARE ASSOCIATES
                                      LIMITED PARTNERSHIP,
                                      a Michigan limited partnership

                                      By:  RAMCO OAK BROOK SQUARE, INC.,
                                           a Michigan corporation,
                                           general partner


                                      By: /s/ Dennis Gershenson
                                         ----------------------------------
                                          Dennis Gershenson, Vice President




                          (signature pages continued)

                                       FRASER TOWN CENTER

                                       RAMCO FRASER DEVELOPMENT COMPANY,
                                       a Michigan co-partnership


                                       By: /s/ Dennis Gershenson
                                          --------------------------------
                                            Dennis Gershenson, Partner

                                       EDGEWOOD TOWN CENTER

                                       RAMCO LANSING ASSOCIATES,
                                       a Michigan co-partnership


                                       By: /s/ Dennis Gershenson
                                          ---------------------------------
                                            Dennis Gershenson, Partner

                                       NORTH TOWNE OFFICE MAX

                                       RAMCO LEWIS ALEXIS ASSOCIATES,
                                       a Michigan co-partnership


                                       By: /s/ Dennis Gershenson
                                          ---------------------------------
                                            Dennis Gershenson, Partner

                                       NAPLES TOWNE CENTER

                                       RAMCO SOUTH NAPLES DEVELOPMENT,
                                       a Florida general partnership


                                       By: /s/ Dennis Gershenson
                                          ----------------------------------
                                            Dennis Gershenson, Partner

                                       SPRING MEADOWS SHOPPING CENTER

                                       RAMCO SPRING MEADOWS ASSOCIATES,
                                       a Michigan co-partnership


                                       By: /s/ Dennis Gershenson
                                          -----------------------------------
                                            Dennis Gershenson, Partner




                          (signature pages continued)

                                  TROY TOWNE CENTER

                                  RAMCO SINGER ASSOCIATES LIMITED
                                  PARTNERSHIP, an Ohio limited partnership

                                  By:  RAMCO TROY ASSOCIATES,
                                       a Michigan co-partnership


                                       By: /s/ Dennis Gershenson
                                          ---------------------------------
                                             Dennis Gershenson, Partner

                                  WEST ALLIS TOWN CENTER

                                  WEST ALLIS SHOPPING CENTER ASSOCIATES,
                                  a Wisconsin general partnership

                                  By:  RAMCO ALLIS DEVELOPMENT
                                       COMPANY, its Partner


                                       By: /s/ Dennis Gershenson
                                          ------------------------------
                                            Dennis Gershenson, Partner

                                  WEST OAKS II

                                  RAMCO NOVI DEVELOPMENT ASSOCIATES
                                  LIMITED PARTNERSHIP,
                                  a Michigan limited partnership


                                  By:  RAMCO NOVI DEVELOPMENT COMPANY,
                                       a Michigan co-partnership,
                                       its General Partner

                                       By: /s/ Dennis Gershenson
                                          -------------------------------
                                           Dennis Gershenson, Partner


                                  CLINTON VALLEY STRIP

                                  KMW STERLING DEVELOPMENT COMPANY,
                                  a Michigan co-partnership


                                  By: /s/ Dennis Gershenson
                                     -------------------------------------
                                        Dennis Gershenson, Partner



                          (signature pages continued)

                                 KENTWOOD TOWNE CENTER

                                 RAMCO KENTWOOD ASSOCIATES,
                                 a Michigan co-partnership


                                 By: /s/ Dennis Gershenson
                                    ----------------------------------
                                        Dennis Gershenson, Partner

                                 FERNDALE PLAZA

                                 MICHIGAN SHOPPING CENTER VENTURE II
                                 LIMITED PARTNERSHIP,
                                 a Michigan limited partnership

                                 By:  RAMCO L & W PARTNERS,
                                      a Michigan co-partnership,
                                      its general partner

                                      By:  RAMCO GP,
                                           a Michigan co-partnership,
                                           its partner


                                           By: /s/ Dennis Gershenson
                                              -------------------------------
                                                Dennis Gershenson, Partner



                            (End of signature pages)

                         EXHIBIT A TO PLEDGE AGREEMENT


          The number of OP Units issued under the Partnership Agreement owned by each Ramco Principal, directly or indirectly through their general and/or limited partnership interest in a Holder, on the date hereof and which are subject to this Agreement:


     Joel Gershenson                                                       2

     Dennis Gershenson                                                     2

     Richard Gershenson                                                    2

     Bruce Gershenson                                                      2

     Michael A. Ward                                                       0

     Michael A. Ward, Trustee U/T/A
        dated 2/22/77, as amended                                          2

     West Oaks Development Company                                    71,392

     Ramco Jackson Associates Limited Partnership                         10

     Tel-Twelve Mall Associates Limited Partnership                  368,154

     Sterling Mall Associates Limited Partnership                      9,316

     Ramco Oak Brook Square Associates Limited Partnership               739

     Ramco Fraser Development Company                                 74,972

     Ramco Lansing Associates                                         62,295

     Ramco Lewis Alexis Associates                                    10,914

     Ramco South Naples Development                                   69,565

     Ramco Spring Meadows Associates                                   3,325

     Ramco Singer Associates Limited Partnership                      60,548

     West Allis Shopping Center Associates                            89,735

     Ramco Novi Development Associates Limited Partnership           110,414

     KMW Sterling Development Company                                 64,575

     Ramco Kentwood Associates                                         1,871

     Michigan Shopping Center Venture II Limited Partnership               0
                                                                     =======
     Total                                                           997,835

                         EXHIBIT B TO PLEDGE AGREEMENT



          The number of Shares of beneficial interests of the Trust owned by each Ramco Principal on the date hereof:



                        Joel Gershenson                      0

                        Dennis Gershenson                    0

                        Richard Gershenson                   0

                        Bruce Gershenson                     0

                        Michael A. Ward                      0

                        Michael A. Ward, Trustee U/T/A
                         dated 2/22/77, as amended           0

                         EXHIBIT C TO PLEDGE AGREEMENT

          Limited Partnership Interests in the Holders owned by each of the Ramco Principals on the date hereof:


                                                               Percentage

Tel Twelve Mall Associates Limited Partnership                   51.21

Ramco Fraser Development Company                             N/A - general
                                                              partnership

Ramco South Naples Development                               N/A - general
                                                              partnership

Ramco Singer Associates Limited Partnership                        0

West Allis Shopping Center Associates                        N/A - general
                                                              partnership

KMW Sterling Development Company                             N/A - general
                                                              partnership

Ramco Kentwood Associates                               N/A general partnership

Ramco Oak Brook Square Associates Limited Partnership            96.04

Sterling Mall Associates Limited Partnership                       0

West Oaks Development Company                                N/A - general
                                                              partnership

Ramco Novi Development Associates Limited Partnership              0

Ramco Spring Meadows Associates                              N/A - general
                                                              partnership

Ramco Jackson Associates Limited Partnership                      100

Ramco Lansing Associates                                     N/A - general
                                                              partnership

Ramco Lewis Alexis Associates                                N/A - general
                                                              partnership

Michigan Shopping Center Venture II Limited                        0
Partnership

Each Ramco Principal owns 20% of the interests held by the Ramco Principals in the aggregate.

                         EXHIBIT D TO PLEDGE AGREEMENT

          Percentage of Partnership Interests in the General Partners of the Holders that are Limited Partnerships owned by each of the Ramco Principals on the date hereof, and Percentage of Partnership Interests in the General Partnerships which are Holders owned by each of the Ramco Principals on the date hereof:

                                                              PERCENTAGE OF
                                                              GENERAL PARTNER
                                                              OWNED BY RAMCO        PERCENTAGE OF
                                                              PRINCIPALS,           GENERAL PARTNERSHIP
                                                              RELATING TO HOLDERS   INTERESTS OWNED BY
                                                              WHICH ARE LIMITED     RAMCO PRINCIPALS
                                                              PARTNERSHIPS WITH A   RELATING TO HOLDERS
                                                              PARTNERSHIP AS        WHICH ARE GENERAL
                        PARTNERSHIP NAME                      A GENERAL PARTNER         PARTNERSHIPS
                        ----------------                      --------------------  --------------------
     Tel Twelve Mall Associates Limited Partnership                 100(1)

     Ramco Fraser Development Company                                                       100

     Ramco South Naples Development                                                         100

     Ramco Singer Associates Limited Partnership                    83.33(2)

     West Allis Shopping Center Associates                                                   50

     KMW Sterling Development Company                                                        50

     Ramco Kentwood Associates                                                              100

     Ramco Oak Brook Square Associates Limited Partnership    (corporate general)

     Sterling Mall Associates Limited Partnership                   100(3)

     West Oaks Development Company                                                         83.33

     Ramco Novi Development Associates Limited Partnership          100(4)

     Ramco Spring Meadows Associates                                                         15

     Ramco Jackson Associates Limited Partnership              Corporate general

     Ramco Lansing Associates                                                               100

     Ramco Lewis Alexis Associates                                                          100

     Michigan Shopping Center Venture II Limited Partnership        68.58(5)


Each Ramco Principal owns 20% of the interests held by the Ramco Principals in the aggregate.
- -------------------
1. The name of the General Partner is R.G. Tel-Twelve Co., a Michigan general partnership, and the specified interest therein is subject to a pledge under this Pledge Agreement.

2. The name of the General Partner owned by the Ramco Principals is Ramco Troy Associates, a Michigan co-partnership, and the specified interest therein is subject to a pledge under this Pledge Agreement.

3. The name of the General Partner is Ramco Consumers Mall Associates Limited Partnership, a Michigan limited partnership, and the specified interest therein is subject to a pledge under this Pledge Agreement.

4. The name of the General Partner is Ramco Novi Development Company, a Michigan co-partnership, and the specified interest therein is subject to a pledge under this Pledge Agreement.

5. The name of the General Partner owned by the Ramco Principals is Ramco GP, a Michigan co-partnership, and the specified interest therein is subject to a pledge under this Pledge Agreement.

                         EXHIBIT E TO PLEDGE AGREEMENT


          Shares of stock in the general partnerships of Holder, which general partners are corporations, owned by the Ramco Principals on the date hereof:



                           Ramco Jackson, Inc.                 100%

                           Ramco Oak Brook Square, Inc.        100%

                         EXHIBIT F TO PLEDGE AGREEMENT


                      NUMBER OF OP UNITS OWNED BY HOLDERS
            AND APPLICABLE PERCENTAGE OWNERSHIP OF RAMCO PRINCIPALS


                                                                           APPLICABLE
                                                     NUMBER OF OP UNITS    PERCENTAGE
                                                       OWNED ON DATE     OWNERSHIP OF RAMCO
                                                            HEREOF          PRINCIPALS
                                                    --------------------  -----------------
Tel Twelve Mall Associates Limited Partnership               674,399         54.59

Ramco Fraser Development Company                              74,972          100

Ramco South Naples Development                                69,565          100

Ramco Singer Associates Limited Partnership                   96,876         62.50

West Allis Shopping Center Associates                        179,469           50

KMW Sterling Development Co.                                 129,150           50

Ramco Kentwood Associates                                      1,871          100

Ramco Oak Brook Square Associates Limited                        754           98
Partnership

Sterling Mall Associates Limited Partnership                  93,158           10

West Oaks Development Company                                 85,674         83.33

Ramco Novi Development Associates Limited                    220,828           50
Partnership

Ramco Spring Meadows Associates                               21,772         15.27

Ramco Jackson Associates Limited Partnership                      10          100

Ramco Lansing Associates                                      62,295          100

Ramco Lewis Alexis Associates                                 10,914          100

Michigan Shopping Center Venture II Limited                   30,998            0
Partnership                                                =========
Total                                                      1,752,705

Principal address of all Holders is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

                         EXHIBIT G TO PLEDGE AGREEMENT

                      NUMBER OF OP UNITS OWNED BY HOLDERS
            AND APPLICABLE PERCENTAGE OWNERSHIP OF RAMCO PRINCIPALS
           (WHICH OP UNITS ARE CONCURRENTLY HEREWITH BEING (OR PRIOR
            HERETO ARE) PLEDGED TO A FINANCIAL INSTITUTION TO SECURE
             CERTAIN RECOURSE INDEBTEDNESS OF THE RAMCO PRINCIPALS)


                                                                        APPLICABLE
                                                  NUMBER OF OP UNITS    PERCENTAGE
                                                    OWNED ON  DATE    OWNERSHIP OF RAMCO
                                                       HEREOF           PRINCIPALS
                                                  ------------------  -----------------
Ramco Lapeer Associates Limited Partnership                74,981          100

Roseville Plaza Limited Partnership                       251,764           50

Southfield Plaza Limited Partnership                      117,836           50

Ford Sheldon Plaza Company                                 65,465           51

W&G Realty Company                                         25,668           50
                                                          =======
Total                                                     535,714